EXHIBIT 99

Investor Presentation September, 2003 The Cell Therapy Company (Nasdaq: ASTM)

This presentation contains forward-looking statements, including, without limitation, statements concerning product-development objectives and anticipated timing, clinical trial results, revenue projections, potential market opportunities, market development plans, anticipated key milestones and potential advantages and applications of the AastromReplicell(tm) System, which involve certain risks and uncertainties. Actual results may differ significantly from the expectations contained in the forward-looking statements. Among the factors that may result in differences are the results obtained from clinical trials and development activities, regulatory approval requirements, sales, competitive conditions and availability of resources. These and other significant factors are discussed in greater detail in Aastrom's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. SAFE HARBOR

Develops proprietary bone marrow stem cell products for the regenerative repair of damaged human tissues (Nasdaq: ASTM)

Capturing the Therapeutic Potential of Bone Marrow Stem Cells Regenerate tissues with stem cells grown from bone marrow collected from the patient... .... for blood, vascular tissue, bone grafts, joint reconstruction, myocardial infarction, Parkinson's, diabetes, and osteoarthritis

What's Unique About Aastrom Unique mixture of stem and progenitor cells Produced ex vivo Proven patient safety Proven functionality Automation Single-pass perfusion 12-day production GMP-compliant Scalable .... enables Prescription Cell Products Proprietary stem cells and industry-unique manufacturing capability...

Aastrom's Tissue Repair Cells (TRCs) TRCs regenerate normal human tissues

Prescription Cell Products: How The Process Works Small cell sample collected from patient Cells go to production lab TRCs used to generate healthy tissues $ Prescription Cell Products generate revenue just like pharmaceuticals Cell product produced in AastromReplicell System

Prescription Cell Products Business Tissue Repair Cell Program

Over 160 patients have safely received TRCs at major U.S. medical centers Loyola, Duke, University of Pennsylvania, MD Anderson, Hackensack Medical Center, University of Michigan Cells have engrafted stably to form healthy tissues Blood cells, immune system cells and bone TRCs shown to produce same clinical result as 1 liter bone marrow transplant TRCs shown to generate skeletal bone in hypophosphatasia patient TRCs shown in lab to generate bone, cartilage and adipose (80+ fold increase in bone forming cells) Aastrom Tissue Repair Cells Established Results

Product Applications Annual Market Opportunity Bone Grafting BG-Fracture BG-Dental BG-Spine Aastrom Tissue Repair Cells Active Lead Products Clinical Status $2.4B Vertebral fusion Preclinical (Private) Implants Active (4Q 03) Peripheral Vascular Tissue VT-Ischemia VT-Cardiac $1.0B Non-union fractures Active (4Q 03) Myocardial infarct ND Preclinical Diabetic limb ischemia $2.0B Preclinical

Bone Graft Market Traditional Autograft is the "Gold Standard" Use of patient's own bone chips and cells to build new bone tissue Autograft usually collected by chiseling material from the hip during a surgical procedure Works well for bone grafting (good efficacy) Very painful and undesired after-effects at the donation site (hip) are both short and long term High cost of recovery Strong desire for alternative to Autograft that has the efficacy without the after-effects

Therapy Bone Graft Product Comparison Sources: J Bone Joint Surg Am 83 (Suppl. 2): 98-103, 2001 Aastrom in-house data Autograft (Gold Standard) Aastrom TRCs Cells +++ no no no +++ Stimulation +++ no ++ (variable) +++ ++ Lattice +++ ++ +++ no no Aastrom TRCs + Matrix +++ +++ +++ Alternatives

The Optimized Bone Graft Solution

Strategic Alliance Opportunity Matrix + Optimized Bone Graft = Aastrom TRCs TRCs in Bone Grafting The efficacy of Autograft, without the after-effects!

Alliance between leaders in stem cells and orthopedic tissue matrix Largest market provider of allograft tissue matrix (>$220 million revenue) Direct sales force as well as active marketing relationships with Synthes Spine, Osteotech, and others Gives Aastrom access to allograft matrix supply, the preferred matrix for the U.S. bone graft market Gives Aastrom access to and input from the MTF orthopedic staff, industry expertise and network Companies work together, and share in development and clinical expenses for products that combine cells and matrix Strategic Partner:

Bone Graft Market Opportunity Autograft Bone Chips Demineralized Bone Matrix Synthetics East 0.52 0.2 0.19 0.09 United States - 2000 $700M 20% 10% $175M 5% 5 10 20

Bone Graft Market Strategy Target the Autograft market Provide efficacy of Autograft without the painful after-effects No need to compete with bone graft substitutes Enter European market first Enables commercialization 3 to 5 years before U.S. Simpler regulatory pathway for autologous cells Market Entry Plan

Bone Graft Market Strategy Target small marketing clinical trials at major European orthopedic centers Centers become customers after successful use of TRCs In Europe, cells from the patient are not regulated as drugs, but the manufacturing process is controlled Need license to manufacture cells CE marked AastromReplicell System aids license process Target larger randomized trials in U.S. Needed for FDA approval as IND/BLA biologic product Will stimulate larger market share in Europe In Europe, seek separate marketing partner for each product Spine; Trauma (fractures); Dental European Market Development Plan

Bone Graft Clinical Strategy Initial multi-center trial for non-union tibial fracture FDA approved IND for Phase I/II trial in August 2003 Target start date = 4Q/03 Lead sites selected Up to 20 patients at up to three centers Approximately one year to complete accrual Begin with three long term non-unions fractures for safety If safety satisfactory, extend to acute non-union patients Planning spine fusion trial for next study Multi-center randomized trial needed for BLA approval U.S. Clinical Trial Plan

Bone Graft Clinical Strategy Two lead trials to start in Germany Non-union tibial fracture Dental implant bone grafting Trial designs Up to 20 patients Single center studies Target start dates = 4Q/03 Approximately one year to complete accrual Plan to file for CE Mark approval with successful data from 5-10 patients Collaboration with Mathys Medical for matrix Planning spine fusion trial for next study European Clinical Trial Plan

Peripheral Vascular Disease Degenerated vascular tissue in limbs 400,000+ patients in U.S. and Europe No current effective treatment available Often results in amputation Recent clinical data suggests large volumes of bone marrow can regenerate effective vascular tissue in these patients Major clinical issue in diabetes patients

Peripheral Vascular Disease Effect of Bone Marrow Stem Cells Lancet 360: 427-435, 2002 Can TRCs substitute for large volume bone marrow and produce the same clinical result?

Peripheral Vascular Product Strategy Further establish TRC capability to generate endothelial cells Develop external funding support First NIH grant in process Initiate clinical trials to determine feasibility of VC-I cells First trial targeted for 2-3Q/04 In Europe, target small marketing trials at major diabetes centers; centers become customers In U.S., target randomized trials for FDA approval and to stimulate larger market share in Europe

Aastrom TRC Products Principal focus on bone graft products Large, multi-application market in bone grafting Most clinical endpoints are short-term Completed preclinical studies provide strong rationale Next step: complete phase I/II patient data and secure CE Mark for non-U.S. markets Determine capability of TRCs to generate vascular tissue Use grant funding and collaborations for new development areas including cartilage, cardiac and peripheral vasculature cell mixtures Development Summary

Other Business Development Areas Tissue Repair Cells Osteoporosis Phase I/II trial collaboration Osteoarthritis (bone and cartilage) Being explored with matrix combinations Therapeutic Cells Dendritic cell vaccines - Dendricell(tm) - for cancer Grant funded clinical trials planned with collaborators T-cell immunotherapy for cancer and viruses Active preclinical research program Prescription Cell Products

Cell Production Products Business

Business Strategy AastromReplicell(tm) System Platform Patented human cell production from "single-pass perfusion" Industry-unique automation and GMP compliance Instruments and single-use kits Target Market Clinical research market Third-party therapeutic cell developers Cell Production Products Business Tissue Repair Cells (TRCs) Lead to construction of normal tissue such as bone Therapeutic Cells (TCs) Intended to act like drugs (vaccines for cancer and viruses) Prescription Cell Products Business

Cell Production Products Incorporate AastromReplicell(tm) System in as many cell therapy programs as possible Near-term revenue from customers in early clinical trials Large long-term revenue from customers with successful cell therapy Recurring revenue from consumable kit sales following initial sale of instrumentation Business now generating revenue Market Strategy

Zellera AG Wholly owned subsidiary in Berlin, Germany Establishes relationships for clinical trials Directs product marketing Manages sub-distributor relationships in Italy, Switzerland and Turkey Coordinates installation and servicing with NovaMed GMBH Completes customer training and support Expanding Aastrom's Business in Europe

Aastrom's Key 12-Month Milestones Initiate and complete Phase I / II trials for bone graft products Tibial non-union fracture trial planned in Europe and U.S. If results positive, complete CE Mark Possible next indication trials (e.g., dental and spinal fusion) Determine capability of TRCs for vascular applications Bring Cell Production Products business towards profitability, and expand territories Initiate collaborative clinical trials for Dendricell(tm) Increase level of grant support for development programs (September 2003)

Recent Announcements * April 2, 2003: Publication of clinical result showing new bone formation in patient April 16, 2003: Collaboration with Mathys for German bone graft trial May 12, 2003: Second consecutive quarter reporting product revenue May 21, 2003: Award of an NIH grant for development of Aastrom's patented cell production technologies May 30, 2003: Immunotherapy collaboration with Stanford University June 10, 2003: ASTM and MTF strategic alliance for bone graft and cartilage generation medical indications July 10, 2003: Completion of $9.5 million financing to bring cash to approximately $16 million August, 2003: CE Mark for dendritic cell vaccine production kit Sept 2, 2003: FDA Approves IND for first bone graft trial Feel the Momentum! * Sampling of recent Aastrom press releases

Investor Presentation September, 2003 The Cell Therapy Company (Nasdaq: ASTM)